UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2011

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2011

Semi-Annual Report

Western Asset Global High Income Fund Inc.
(EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Statement of cash flows	30

Financial highlights	31

Notes to financial statements	32

Board approval of management and subadvisory agreements	50

Additional shareholder information	57

Dividend reinvestment plan	58

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Income Fund Inc. for the six-month reporting period ended November 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

Western Asset Global High Income Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended November 30, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Looking back, the Commerce Department reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. For comparison purposes, GDP growth was 3.0% for calendar 2010 as a whole. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. Third quarter GDP growth then rose to 1.8%. Improving growth was attributed, in part, to higher consumer spending, which grew 1.7% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some improvement late in the reporting period, unemployment remained elevated. As reported by the U.S. Department of Labor, unemployment was 9.2% in June 2011, its highest reading since December 2010. Unemployment stayed at or above 9.0% over the next four months, before falling to 8.6% in November, its lowest rate since March 2009.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next ten months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,200 in November 2011, down 3.5% from November 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in June 2011 it had a reading of 55.3 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then declined over the next two months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended November at 52.7.

Disappointing economic news was not limited to the U.S. In September 2011, the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. Citing “a much slower recovery in advanced economies since the beginning of the year” and an “increase in fiscal and financial uncertainty,” the IMF pared its estimate for 2011 global growth to 4.0%, versus 4.3% in June. The IMF now anticipates 2011 growth will be 1.6% in the Eurozone and -0.5% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its projection for the former from 6.6% to 6.4% in 2011.

IV	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2011?

A. Both short- and long-term Treasury yields fluctuated but, overall, moved lower. When the period began, two- and ten-year Treasury yields were 0.45% and 3.05%, respectively. Yields initially moved higher, as two-year Treasury yields peaked at 0.50% and ten-year Treasuries peaked at 3.22% on July 1, 2011. Yields then generally declined due to disappointing economic data and increased risk aversion. During the height of the flight to quality in September 2011, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. With risk appetite increasing, yields generally moved higher in October. Two-year Treasury yields again moved higher in November, whereas ten-year Treasury yields declined during the month. When the reporting period ended on November 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 2.08%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in December (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

Q. What actions did international central banks take during the reporting period?

A: Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December (after the reporting period ended), the ECB lowered interest rates to 1.00%, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China and India, raised interest rates during the reporting period in an effort to ward off inflation.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of heightened volatility during the period. Risk aversion was often elevated during the first four months of the period given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the downgrading of U.S. government securities by Standard & Poor’s. Risk appetite returned in October due to some better-than-expected economic data and signs of progress in Europe. However, risk aversion increased again in November, given renewed fears regarding the European sovereign debt crisis. While most U.S. spread sectors posted positive results during the six-month reporting

Western Asset Global High Income Fund Inc.	V

period, they produced mixed results versus equal-durationv Treasuries. For the six months ended November 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 3.54%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 2.11% over the same time frame.

Q. How did the high-yield market perform over the six months ended November 30, 2011?

A. The U.S. high-yield bond market produced poor results during the reporting period. The asset class largely treaded water during the first two months of the period. While high-yield fundamentals remained solid overall, this was offset by concerns regarding the economy and the European sovereign debt crisis. With risk aversion increasing, the high-yield market, measured by the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexviii, then fell 4.02% and 3.29% in August and September, respectively. The market then rallied sharply in October, rising 6.00%, as risk appetite returned. However, the high-yield market again weakened in November given the escalating European sovereign debt crisis. All told, the high-yield market returned -3.56% for the six months ended November 30, 2011.

Q. How did the emerging market debt asset class perform over the reporting period?

A: Despite periods of volatility, the asset class generated a positive return for the six-month reporting period. In general, emerging market debt was supported by robust growth in developing countries and overall solid demand. These factors more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical issues and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 3.15% over the six months ended November 30, 2011.

Performance review

For the six months ended November 30, 2011, Western Asset Global High Income Fund Inc. returned -6.46% based on its net asset value (“NAV”)x and -4.16% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. High Yield – 2% Issuer Cap Index and the EMBI Global, returned 3.54%, -3.56% and 3.15%, respectively, over the same time frame. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averagexi returned -5.22% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.58 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2011. Past performance is no guarantee of future results.

VI	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

Performance Snapshot

as of November 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$12.18 (NAV)	-6.46%†
$12.24 (Market Price)	-4.16%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global High Income Fund Inc.	VII

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Capital Global Aggregate Index (Hedged) is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.
viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 41 funds in the Fund’s Lipper category.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of November 30, 2011 and May 31, 2011 and does not include derivatives such as futures contracts, forward foreign currency contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — November 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—	Asset Backed Securities
EHI	—	Western Asset Global High Income Fund Inc.
EM	—	Emerging Markets
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities
Benchmark	—	1/3 Barclays Capital U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. High Yield — 2% Issuer Cap Index

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EHI	—	Western Asset Global High Income Fund Inc.
EM	—	Emerging Markets
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities
Benchmark	—	1/3 Barclays Capital U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. High Yield — 2% Issuer Cap Index

4	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 76.5%
Consumer Discretionary — 14.7%
Auto Components — 0.2%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	$780,018	(a)
Automobiles — 0.5%
Escrow GCB General Motors	8.250%	7/15/23	300,000		4,875	(b)
Escrow GCB General Motors	8.375%	7/15/33	3,500,000		56,875	(b)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,930,000		2,000,306	(c)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		292,900	(a)
Total Automobiles					2,354,956
Diversified Consumer Services — 0.7%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,060,000	GBP	1,538,307	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		203,962	(c)
Service Corp. International, Senior Notes	7.500%	4/1/27	520,000		500,500	(c)
Sotheby’s, Senior Notes	7.750%	6/15/15	910,000		955,500	(c)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	210,000		203,963
Total Diversified Consumer Services					3,402,232
Hotels, Restaurants & Leisure — 4.0%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	160,000		147,200
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,380,000		883,200
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	420,000		351,750
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,337,600	(c)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		324,435	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,287,811		1,225,432	(a)(d)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		665,000	(a)(c)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,400,000		1,204,000	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,198,267
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	390,000		384,150	(a)(c)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	610,000		561,200	(a)(c)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	519,000		500,835	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	130,000		133,250	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	800,000		776,000	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	5

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	565,000		$591,838	(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	190,000		199,025	(a)(c)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	475,000		534,375
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,135,000		1,275,456
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,510,000		989,050
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	675,000		344,250
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	625,000		303,125
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,770,000		1,876,200	(e)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	730,000		846,800	(c)
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	190,000		185,250
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		136,500
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	800,000		821,000	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	150,000		135,750	(a)(f)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	750,000		774,375	(a)(c)
Total Hotels, Restaurants & Leisure					18,705,313
Household Durables — 0.3%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	676,000	GBP	906,793	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	610,000		565,775	(c)
Total Household Durables					1,472,568
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		787,800	(c)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	480,000		512,400	(a)
Total Internet & Catalog Retail					1,300,200
Media — 6.7%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,752		708,103	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	870,000		905,888	(c)

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,440,000		$3,646,400	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	810,000		810,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	3,020,000		2,204,600	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	190,000		127,300	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	760,000		736,250	(c)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,642,500	(c)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,080,000		1,150,200	(c)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	750,000		735,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	800,000		776,000
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,300,000		1,414,793	(c)
ITV PLC, Senior Notes	10.000%	6/30/14	2,000,000	EUR	2,942,971
Kabel BW Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	522,699	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	760,000		676,400	(a)(c)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,633,435	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	1,728,334	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		549,600	(c)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	60,000		68,700	(c)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	240,000		255,000	(c)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	890,000	EUR	947,745	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	675,000	EUR	938,742	(a)(e)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	290,158	(a)
Time Warner Inc.	6.500%	11/15/36	160,000		180,226	(c)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	288,727	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	250,000		207,500	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		783,300	(a)(c)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	660,000		627,000	(a)(c)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		341,550	(a)(c)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,536,856	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	1,899,655	(a)
Total Media					31,275,632

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	7

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,060,000		$975,200	(c)
Specialty Retail — 1.5%
American Greetings Corp., Senior Notes	7.375%	6/1/16	120,000		125,376
American Greetings Corp., Senior Notes	7.375%	12/1/21	990,000		1,006,087	(c)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	1,918,887	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		854,900
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	2,490,000		2,651,850
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	490,000		474,075	(a)(c)
Total Specialty Retail					7,031,175
Textiles, Apparel & Luxury Goods — 0.3%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	350,000		325,500	(a)(c)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,115,000		1,226,500	(c)
Total Textiles, Apparel & Luxury Goods					1,552,000
Total Consumer Discretionary					68,849,294
Consumer Staples — 1.4%
Beverages — 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		875,275	(c)
Food Products — 1.0%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	1,398,000		1,258,200	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,158,731	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	733,660	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	500,000	EUR	564,354	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	340,000		328,100	(a)(c)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		926,300	(a)
Total Food Products					4,969,345
Household Products — 0.0%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000		103,750	(a)(c)
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		422,400	(a)(c)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	460,000		408,250	(c)
Total Consumer Staples					6,779,020

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 13.4%
Energy Equipment & Services — 1.5%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	560,000	$585,200	(c)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	995,000	960,175	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000	756,000	(c)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	370,000	370,000	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	480,000	497,400	(a)(c)
SESI LLC, Senior Notes	7.125%	12/15/21	1,170,000	1,193,400	(a)
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000	400,906	(c)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,110,000	2,273,525	(c)
Total Energy Equipment & Services				7,036,606
Oil, Gas & Consumable Fuels — 11.9%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	55,891
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	346,832	(c)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	670,000	760,450	(c)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000	559,700	(a)(c)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000	200,550	(a)(c)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,100,000	1,199,000	(c)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	185,160
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000	247,250	(c)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	853,200	(c)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	429,910	343,928	(a)(d)(e)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	315,412	(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,157,516	1,253,069	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000	2,308,500	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	1,059,000	1,108,137	(c)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,452,150	(c)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	87,495
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000	1,034,893	(c)(f)
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	550,000	639,920	(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,230,000	1,143,900	(c)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000	2,798,400	(a)(c)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,091,128
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000	365,590	(c)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	690,000	701,212	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	9

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	$1,619,100	(a)(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000	981,475	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	490,000	506,538	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	220,000	225,500	(c)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	643,500	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000	846,650	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,680,000	1,201,200	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	850,000	854,250	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	462,000	464,310	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,118,000	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,759,570	(g)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,805,756	(c)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	710,000	776,824	(c)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000	2,655,250	(g)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,035,475	(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,030,950	(a)(c)
Petronas Capital Ltd.	5.250%	8/12/19	2,385,000	2,658,979	(a)(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000	624,331	(a)(c)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	690,000	486,450	(a)(c)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	410,000	248,050	(a)(c)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000	663,975	(c)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000	563,925	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000	1,042,600	(a)(c)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,005,000	2,265,650	(c)
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	270,000	284,513	(c)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000	512,900	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000	1,207,141	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	883,754	(a)(c)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	270,000	248,400
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	700,000	700,000
Teekay Corp., Senior Notes	8.500%	1/15/20	930,000	890,475	(c)

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
TNK-BP Finance SA	6.625%	3/20/17	550,000		$577,500	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	240,000		258,840	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,490,000		1,655,762	(a)(c)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	785,000		1,062,724
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	790,000		681,375	(a)
Total Oil, Gas & Consumable Fuels					56,093,459
Total Energy					63,130,065
Financials — 8.2%
Capital Markets — 1.1%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		330,050	(c)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,528,280	(c)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,230,702	(c)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		369,546	(c)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		442,889	(c)
Total Capital Markets					4,901,467
Commercial Banks — 0.4%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	900,000		821,250	(a)(c)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	349,046		345,818	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	490,000		357,700	(a)(c)(f)(h)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	84,000	GBP	62,599	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		305,900	(c)(f)(h)
Total Commercial Banks					1,893,267
Consumer Finance — 1.4%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,330,000		1,243,550	(c)
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		1,868,935	(c)
American Express Co., Notes	7.000%	3/19/18	260,000		304,785	(c)
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	730,000	EUR	895,072
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,155,514
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		958,927	(c)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	280,000		274,400
Total Consumer Finance					6,701,183
Diversified Financial Services — 3.8%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		431,876	(c)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,445,512	(c)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	676,000		768,105	(c)
Boats Investments (Netherlands) BV, Secured Notes	9.031%	12/15/15	1,329,444	EUR	1,089,688	(d)(f)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,317,426	(c)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	11

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		$711,253	(c)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,079,195	(c)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		453,048
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,636,200
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		2,523,675
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	2,815,050	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,100,000	EUR	1,396,776	(a)
Total Diversified Financial Services					17,667,804
Insurance — 1.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		4,287,196	(c)
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	360,000		362,700	(a)(c)(f)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	3/31/12	240,000		172,324	(f)(h)
Total Insurance					4,822,220
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,495,071	(a)(c)
Real Estate Management & Development — 0.2%
Countrywide Holdings, Senior Secured Notes	10.000%	5/8/18	740,000	GBP	1,102,937	(a)
Total Financials					38,583,949
Health Care — 4.1%
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	370,000		400,525	(c)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	500,000		538,750	(c)(d)
Ontex, Senior Notes	9.000%	4/15/19	640,000	EUR	608,427	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	380,267	(a)
Total Health Care Equipment & Supplies					1,927,969
Health Care Providers & Services — 3.2%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	430,000		425,700	(a)
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	862,332		842,391
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000		693,450	(c)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	530,000		545,900	(c)
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	620,000		638,600	(c)
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	550,000		534,875	(a)(c)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,560,000		2,451,200
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	250,000	GBP	307,897	(a)

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	500,000		$448,750	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,220,000		1,299,300	(c)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		122,925	(a)(c)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,573,250	(c)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,333,848	(c)
INC Research LLC, Senior Notes	11.500%	7/15/19	380,000		343,900	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	780,000		742,950	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	10,000		7,875
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	215,000		242,950	(c)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000		1,053,390	(c)
US Oncology Inc.	9.125%	8/15/17	150,000		2,250	(i)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	600,000		573,000	(c)
Total Health Care Providers & Services					15,184,401
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	1,726,385	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	410,000		424,350	(a)(c)
Total Pharmaceuticals					2,150,735
Total Health Care					19,263,105
Industrials — 9.0%
Aerospace & Defense — 1.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	510,000		527,850	(a)(c)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	860,000		903,000
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	510,000		502,350	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	370,000		364,450	(a)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	110,000		111,375	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,200,000		1,215,000	(c)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		503,700
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,499,625	(a)
Total Aerospace & Defense					5,627,350
Airlines — 1.1%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	417,227		321,265	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,332,010
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		140,182	(c)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	13

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	623,625	$608,035	(c)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	10,000	9,775	(a)(c)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	890,000	930,050	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	260,000	236,600	(c)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	70,155	68,752
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	439,548	419,768	(c)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	287,000	294,175	(a)(c)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,062,000	1,091,205	(a)(c)
Total Airlines				5,451,817
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	116,610	(a)(i)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,240,000	1,236,900	(a)(c)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	460,000	500,710	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000	363,600	(a)(c)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	520,000	477,100	(a)(c)
Total Building Products				2,694,920
Commercial Services & Supplies — 1.1%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,900,000	1,776,500	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000	1,589,500	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	880,000	796,400	(c)
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000	464,600	(a)(c)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000	410,650
Total Commercial Services & Supplies				5,037,650
Construction & Engineering — 0.8%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000	739,200	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000	643,500	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	2,310,000	2,321,550	(a)
Total Construction & Engineering				3,704,250
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,960,000	1,685,600	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000	572,400	(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000	754,956	(a)(c)
Total Industrial Conglomerates				1,327,356

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — 0.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,200,000		$1,170,000	(a)(c)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	990,000		891,000	(a)(c)
Total Machinery					2,061,000
Marine — 0.6%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	520,000		491,400	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	680,000		642,600	(a)(d)(e)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,580,000		1,208,700	(c)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	430,000		333,250	(c)
Total Marine					2,675,950
Road & Rail — 1.3%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	530,000		532,650	(a)(c)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	240,000		243,000	(c)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,975,437		1,579,733	(d)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	100,000		100,125
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	760,000		885,400	(c)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	245,000		269,500	(c)
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	185,000		197,719	(c)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,090,000		1,098,175	(c)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,014,000		1,110,330	(c)
Total Road & Rail					6,016,632
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	595,000		615,825	(a)(c)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,590,000		1,621,800	(c)
Total Trading Companies & Distributors					2,237,625
Transportation — 0.8%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		355,000	(a)(c)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	705,442	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,550,000		1,015,250	(a)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,830,000		1,695,038	(a)(c)
Total Transportation					3,770,730
Transportation Infrastructure — 0.0%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	160,000		152,800	(a)
Total Industrials					42,443,680

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	15

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 1.2%
IT Services — 0.3%
First Data Corp., Senior Notes	10.550%	9/24/15	617,229		$553,673	(d)
First Data Corp., Senior Notes	12.625%	1/15/21	800,000		664,000	(a)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	70,000		66,150	(a)(c)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	160,000		154,800	(a)
Total IT Services					1,438,623
Semiconductors & Semiconductor Equipment — 0.9%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	420,000		422,100
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	350,000		351,750	(d)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,010,000		1,057,975	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,740,000		1,818,300
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000		548,550	(a)
Total Semiconductors & Semiconductor Equipment					4,198,675
Total Information Technology					5,637,298
Materials — 10.2%
Chemicals — 0.9%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		938,950	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		678,375	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	931,184	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	268,110	EUR	385,477
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	225,000		245,250	(c)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,000,000	EUR	906,997	(a)
Total Chemicals					4,086,233
Construction Materials — 0.2%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	720,000	EUR	943,277
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,018,741	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	1,200,000		1,152,000
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	660,000		666,600	(a)(c)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,203,950	(a)(c)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,055,860	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	1,180,000		1,008,900	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	200,000		196,500	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	800,000		768,000	(a)(c)

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,100,000		$1,001,000	(a)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,333,325	(a)(c)
Total Containers & Packaging					11,404,876
Metals & Mining — 5.1%
China Oriental Group Co. Ltd.	7.000%	11/17/17	1,060,000		810,900	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		999,682	(a)(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		475,730	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		473,625	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		235,175	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,440,000		2,202,100	(a)(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		976,425	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	200,000		194,500	(a)(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,470,000		1,449,787	(a)(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	800,000		851,913	(c)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,990,000		1,442,750	(a)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	700,000		626,500	(a)(c)
New World Resources NV, Senior Bonds	7.375%	5/15/15	710,000	EUR	877,705	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,210,000		1,282,600
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	850,000		816,000	(a)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,713,000		1,725,847
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		372,218
Southern Copper Corp., Senior Notes	6.750%	4/16/40	410,000		414,467	(c)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	500,000		472,500	(a)(c)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		3,767,669	(c)(g)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000		899,215	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,690,000		1,639,300	(a)(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		709,650	(a)(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		144,000	(a)
Total Metals & Mining					23,860,258
Paper & Forest Products — 1.6%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		827,170
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	462,000		545,082	(c)
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	952,000		614,040	(a)(i)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	17

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
Empresas CMPC SA, Notes	4.750%	1/19/18	460,000		$478,223	(a)(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000		433,400	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		263,900	(a)(c)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	2,821,769	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	270,000		288,900	(a)(c)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,820,000		1,192,100	(c)
Total Paper & Forest Products					7,464,584
Total Materials					47,759,228
Telecommunication Services — 9.3%
Diversified Telecommunication Services — 7.1%
AT&T Inc., Senior Notes	6.400%	5/15/38	220,000		259,222	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,886,000		2,178,930	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	944,000		712,720	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	637,000		480,935	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		333,893	(c)
Cincinnati Bell Inc., Senior Notes	8.250%	10/15/17	1,945,000		1,896,375	(c)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		920,250	(a)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,310,000		1,346,025	(a)(c)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,385,000		1,443,862
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,920,000		1,963,200	(c)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,700,000		1,568,250
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		240,036	(c)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	713,000		729,934
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	135,870		131,794	(a)(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		400,000	(a)(c)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	580,000		591,600
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	344,000	EUR	452,988	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	290,000	EUR	399,415	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		2,649,789	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		679,650	(a)(c)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		527,500	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	828,000		830,070	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,384,011	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,260,535	(a)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		$451,500	(a)(c)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		189,500	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,611,750	(a)
West Corp., Senior Notes	8.625%	10/1/18	900,000		902,250	(c)
West Corp., Senior Notes	7.875%	1/15/19	1,100,000		1,105,500	(c)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	670,000		709,362
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	460,000		402,500	(a)(c)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,413,461	EUR	2,399,795	(a)(d)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,170,000		2,050,650
Total Diversified Telecommunication Services					33,203,791
Wireless Telecommunication Services — 2.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		576,056	(c)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		976,500	(a)(c)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	640,000		620,800	(c)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,010,000		883,750	(c)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,330,114	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	184,738	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,000,000		702,500	(c)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,690,000		2,887,425	(c)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,400,000		1,414,000	(a)(c)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,015,000		1,045,450
Total Wireless Telecommunication Services					10,621,333
Total Telecommunication Services					43,825,124
Utilities — 5.0%
Electric Utilities — 1.5%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	503,337		510,887	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		433,200	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,770,000		1,851,951	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000		317,483
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		425,500	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	468,861		470,032
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,040,000		1,999,200	(c)
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,070,000		893,450	(a)
Total Electric Utilities					6,901,703

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	19

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — 3.4%
AES Corp., Senior Notes	7.375%	7/1/21	470,000	$492,325	(a)(c)
AES Gener SA, Notes	5.250%	8/15/21	450,000	457,875	(a)(c)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000	635,200	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	470,000	489,975	(a)(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	260,000	266,500	(a)(c)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,450,000	1,504,375	(a)(c)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000	784,485	(a)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	9,000,000	7,267,500
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	640,000	611,200	(a)(c)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,240,000	1,240,000	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,320,000	2,076,400	(c)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	185,116	193,909	(c)
Total Independent Power Producers & Energy Traders				16,019,744
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	481,176	(a)
Total Utilities				23,402,623
Total Corporate Bonds & Notes (Cost — $369,480,927)				359,673,386
Asset-Backed Securities — 0.3%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	(a)(b)(i)
Greenpoint Manufactured Housing, 1999-2 A2	3.086%	3/18/29	425,000	331,903	(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.745%	6/19/29	200,000	155,491	(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.745%	2/20/30	200,000	156,321	(f)
Greenpoint Manufactured Housing, 2000-6 A3	2.245%	11/22/31	325,000	270,333	(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.748%	2/20/32	350,000	265,639	(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.748%	3/13/32	475,000	358,738	(f)
Sail Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101	0	(a)(b)(i)(j)
Sail Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974	0	(a)(b)(i)(j)
Total Asset-Backed Securities (Cost — $1,819,829)				1,538,426
Collateralized Senior Loans — 2.0%
Consumer Discretionary — 1.0%
Diversified Consumer Services — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	1,967,500	(k)
Hotels, Restaurants & Leisure — 0.0%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	259,350	233,415	(k)
Media — 0.4%
Newsday LLC, Term Loan B	10.500%	8/1/13	2,000,000	2,067,500	(k)

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 0.2%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	788,025		$735,326	(k)
Total Consumer Discretionary					5,003,741
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	211,725		212,783	(i)(k)
Trico Shipping AS, Term Loan B	0.000%	5/12/14	211,725		212,783	(i)(k)(l)
Total Industrials					425,566
Information Technology — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B	4.257%	3/23/18	636,236		533,166	(k)
First Data Corp., Term Loan B2	3.007%	9/24/14	771,653		685,325	(k)
SRA International Inc., Term Loan B	6.500%	7/20/18	579,886		544,126	(k)
Total Information Technology					1,762,617
Materials — 0.1%
Chemicals — 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	400,000	EUR	470,295	(k)
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	1,733,928		1,733,928	(k)
Total Collateralized Senior Loans (Cost — $9,661,276)					9,396,147
Convertible Bonds & Notes — 0.4%
Consumer Discretionary — 0.2%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,310,000		772,900	(a)
Industrials — 0.2%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	1,366,059		957,217	(e)
Materials — 0.0%
Hercules Inc.	6.500%	6/30/29	240,000		190,800
Total Convertible Bonds & Notes (Cost — $2,650,702)					1,920,917
Sovereign Bonds — 19.4%
Argentina — 0.7%
Republic of Argentina	7.820%	12/31/33	2,354,871	EUR	1,882,722	(f)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	5,548,107	EUR	745,499	(m)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	59,571
Republic of Argentina, Senior Notes	8.750%	6/2/17	591,998		526,878
Total Argentina					3,214,670
Brazil — 2.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	642,431
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	12,918,000	BRL	6,887,848
Federative Republic of Brazil	7.125%	1/20/37	2,450,500		3,289,796	(g)
Total Brazil					10,820,075

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	21

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chile — 0.4%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		$361,791	(a)(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		816,637
Republic of Chile, Senior Notes	5.500%	8/5/20	409,500,000	CLP	831,865
Total Chile					2,010,293
Colombia — 1.1%
Republic of Colombia	11.750%	2/25/20	544,000		848,640
Republic of Colombia	7.375%	9/18/37	2,392,000		3,265,080	(g)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		393,525
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		626,235
Total Colombia					5,133,480
India — 0.4%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000		408,600	(a)(c)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,840,000		1,656,000	(a)(f)
Total India					2,064,600
Indonesia — 1.7%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		193,463	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	15,399,000,000	IDR	2,119,519
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	25,206,000,000	IDR	3,712,819
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		205,700	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,646,000,000	IDR	1,544,799
Total Indonesia					7,776,300
Malaysia — 0.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	9,755,000	MYR	3,133,152
Government of Malaysia, Senior Bonds	4.262%	9/15/16	250,000	MYR	81,821
Total Malaysia					3,214,973
Mexico — 1.6%
Mexican Bonos, Bonds	8.000%	6/11/20	76,757,800	MXN	6,355,061
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	837,728
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,546	(c)
United Mexican States, Medium-Term Notes	6.750%	9/27/34	266,000		340,480	(c)
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		147,560	(c)
Total Mexico					7,685,375
Panama — 0.6%
Republic of Panama	7.250%	3/15/15	621,000		719,739
Republic of Panama	9.375%	4/1/29	975,000		1,537,575
Republic of Panama	6.700%	1/26/36	340,000		442,000
Total Panama					2,699,314

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 1.5%
Republic of Peru	8.750%	11/21/33	2,644,000		$3,906,510
Republic of Peru, Bonds	7.840%	8/12/20	5,713,000	PEN	2,422,286
Republic of Peru, Bonds	6.550%	3/14/37	703,000		861,175
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		65,000
Total Peru					7,254,971
Poland — 1.5%
Republic of Poland, Bonds	5.500%	4/25/15	7,915,000	PLN	2,391,203
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		1,801,100	(c)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		883,325	(c)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000		2,027,347	(c)
Total Poland					7,102,975
Russia — 2.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		474,700	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000		413,090	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000		368,900	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	6,875,808		8,079,074	(a)(f)(g)
Total Russia					9,335,764
Sri Lanka — 0.2%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	700,000		708,011	(a)
Turkey — 1.4%
Republic of Turkey, Notes	6.750%	5/30/40	2,322,000		2,455,515
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000		510,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000		3,390,000
Total Turkey					6,355,515
Venezuela — 3.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,261,000		10,945,317	(a)(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000		292,125
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000		1,069,320	(c)
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000		881,563
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000		337,625
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000		169,800
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,700,000		1,876,500	(a)
Total Venezuela					15,572,250
Total Sovereign Bonds (Cost — $88,731,961)					90,948,566

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	23

Western Asset Global High Income Fund Inc.

Security	Shares	Value
Common Stocks — 0.4%
Consumer Discretionary — 0.2%
Automobiles — 0.0%
General Motors Co.	629	$13,391	*(c)
Media — 0.2%
Charter Communications Inc., Class A Shares	15,345	811,290	*(c)
Total Consumer Discretionary		824,681
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares	2,125	59,819	*(c)
Industrials — 0.2%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership	52	43,680	(e)(i)
Nortek Inc.	4,010	88,220	*(c)
Total Building Products		131,900
Marine — 0.2%
DeepOcean Group Holding AS	56,705	992,338	(e)
Horizon Lines Inc., Class A	243,939	58,545	*
Total Marine		1,050,883
Total Industrials		1,182,783
Total Common Stocks (Cost — $2,212,765)		2,067,283

	Rate
Convertible Preferred Stocks — 0.3%
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Inc. (Cost — $2,168,539)	7.500%	18,300	1,541,775
Preferred Stocks — 0.5%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%	16,000	400,000
Financials — 0.4%
Consumer Finance — 0.4%
GMAC Capital Trust I	8.125%	90,029	1,710,551 (f)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%	5,950	152,736 (f)
Total Financials			1,863,287
Total Preferred Stocks (Cost — $2,595,086)			2,263,287

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Security	Expiration Date	Notional Amount	Value
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $87.00 (Cost — $226,500)	12/21/11	$15,100,000	$45,847

		Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	2,675	73,897	*
Buffets Restaurant Holdings	4/28/14	570	6	*(e)(i)
Charter Communications Inc.	11/30/14	752	8,768	*(e)
CMP Susquehanna Radio Holdings Co.	3/23/19	12,259	57,617	*(a)(e)(i)
General Motors Co.	7/10/16	14,046	177,682	*(c)
General Motors Co.	7/10/19	14,046	122,762	*
Nortek Inc.	12/7/14	1,301	3,513	*(e)(i)
SemGroup Corp.	11/30/14	3,390	24,645	*(i)
Total Warrants (Cost — $1,749,210)			468,890
Total Investments before Short-Term Investments (Cost — $481,296,795)			469,864,524

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC); (Cost — $299,967)	0.100%	1/10/12	300,000	299,967	(n)(o)
Total Investments — 100.0% (Cost — $481,596,762#)				$470,164,491

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of November 30, 2011.
(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	25

Western Asset Global High Income Fund Inc.

(i)	Illiquid security.
(j)	Value is less than $1.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of November 30, 2011. The interest rate for fully unfunded term loans is to be determined.
(m)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(n)	Rate shown represents yield-to-maturity.
(o)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	— Brazilian Real
	CLP	— Chilean Peso
	EUR	— Euro
	GBP	— British Pound
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	MXN	— Mexican Peso
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol
	PLN	— Polish Zloty

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Par	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call (Premiums received — $184,220)	12/21/11	$91.50	$15,100,000	$272,277

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global High Income Fund Inc.

Summary of Investments by Country†

United States	46.6%
Brazil	5.4
Mexico	4.9
Russia	4.1
United Kingdom	3.8
Venezuela	3.3
Luxembourg	2.8
Indonesia	2.2
Colombia	2.1
Cayman Islands	1.9
Netherlands	1.7
Germany	1.6
Peru	1.5
Poland	1.5
Malaysia	1.4
Turkey	1.3
India	1.2
Chile	1.1
Bermuda	1.1
Ireland	1.0
Argentina	1.0
Australia	0.8
Panama	0.7
Spain	0.7
South Africa	0.7
Austria	0.7
Kazakhstan	0.6
Italy	0.6
Canada	0.6
France	0.5
Norway	0.4
Qatar	0.3
Marshall Islands	0.3
United Arab Emirates	0.3
Trinidad and Tobago	0.2
Belgium	0.2
Mongolia	0.2
China	0.2
Sri Lanka	0.1
Sweden	0.1
Singapore	0.1
Japan	0.1
Short-term investments	0.1
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of November, 30, 2011 and are subject to change.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	27

Statement of assets and liabilities (unaudited)

November 30, 2011

Assets:
Investments, at value (Cost — $481,596,762)	$470,164,491
Foreign currency, at value (Cost — $3,216,988)	3,178,371
Cash	8,089,131
Interest receivable	10,223,523
Receivable for securities sold	3,544,675
Unrealized appreciation on forward foreign currency contracts	1,899,347
Swaps, at value (net premiums paid — $0)	25,180
Receivable from broker — variation margin on open futures contracts	11,856
Principal paydown receivable	7,005
Prepaid expenses	15,592
Other receivables	1,618
Total Assets	497,160,789

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for open reverse repurchase agreement	17,680,342
Payable for securities purchased	4,135,716
Investment management fee payable	328,496
Written options, at value (premiums received $184,220)	272,277
Deferred foreign capital gains tax	109,372
Interest payable	108,459
Unrealized depreciation on forward foreign currency contracts	89,289
Directors’ fees payable	6,380
Accrued expenses	274,030
Total Liabilities	123,004,361
Total Net Assets	$374,156,428

Net Assets:
Par value ($0.001 par value; 30,720,503 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$ 30,721
Paid-in capital in excess of par value	437,661,766
Undistributed net investment income	6,381,812
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(59,980,181)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(9,937,690)
Total Net Assets	$374,156,428

Shares Outstanding	30,720,503

Net Asset Value	$12.18

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2011

Investment Income:
Interest	$ 20,950,864
Dividends	303,118
Less: Foreign taxes withheld	(31,196)
Total Investment Income	21,222,786

Expenses:
Investment management fee (Note 2)	2,163,418
Interest expense (Notes 3 and 5)	552,439
Excise tax (Note 1)	139,467
Custody fees	45,386
Legal fees	39,242
Audit and tax	37,392
Directors’ fees	32,501
Shareholder reports	27,961
Transfer agent fees	20,388
Stock exchange listing fees	11,887
Insurance	4,693
Miscellaneous expenses	3,397
Total Expenses	3,078,171
Less: Fee waivers and/or expense reimbursements (Note 2)	(127,260)
Net Expenses	2,950,911
Net Investment Income	18,271,875

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(5,149,187)
Futures contracts	(757,950)
Written options	2,511,526
Foreign currency transactions	3,172,067
Net Realized Loss	(223,544)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(45,035,527)
Futures contracts	109,727
Written options	(33,892)
Swap contracts	15,935
Foreign currencies	407,731
Change in Net Unrealized Appreciation (Depreciation)	(44,536,026)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(44,759,570)
Decrease in Net Assets From Operations	$(26,487,695)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended November 30, 2011 (unaudited) and the Year Ended May 31, 2011	November 30	May 31

Operations:
Net investment income	$ 18,271,875	$ 36,327,507
Net realized gain (loss)	(223,544)	3,286,858
Change in net unrealized appreciation (depreciation)	(44,536,026)	41,778,643
Increase (Decrease) in Net Assets From Operations	(26,487,695)	81,393,008

Distributions To Shareholders From (Note 1):
Net investment income	(17,715,008)	(34,223,001)
Decrease in Net Assets From Distributions to Shareholders	(17,715,008)	(34,223,001)

Fund Share Transactions:
Reinvestment of distributions (62,796 and 49,326 shares issued, respectively)	786,596	651,413
Increase in Net Assets From Fund Share Transactions	786,596	651,413
Increase (Decrease) in Net Assets	(43,416,107)	47,821,420

Net Assets:
Beginning of period	417,572,535	369,751,115
End of period*	$374,156,428	$417,572,535
* Includes undistributed net investment income of:	$6,381,812	$5,824,945

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2011

Increase (Decrease) in Cash: Cash Provided from Operating Activities:
Net decrease in net assets resulting from operations	$(26,487,695)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(70,274,880)
Proceeds from sales of portfolio securities	59,073,872
Net amortization (accretion) of discount and premium	(442,500)
Cash paid for purchased put options	(226,500)
Increase in receivable for investments sold	(1,545,319)
Increase in principal paydown receivable	(7,005)
Decrease in interest receivable	187,868
Decrease in prepaid expenses	6,626
Increase in receivable for open swap contracts	(15,935)
Decrease in cash collateral with brokers for swap contracts	1,440,000
Increase in payable for securities purchased	869,506
Decrease in investment management fee payable	(25,127)
Decrease in Directors’ fee payable	(1,782)
Increase in interest payable	57,801
Increase in deferred foreign capital gains tax	14,191
Decrease in accrued expenses	36,883
Premiums paid from written options, net	(113,480)
Change in payable to broker — variation margin on open futures contracts	(29,816)
Net realized loss on investments and written options	2,637,661
Change in unrealized depreciation of investments, written options and forward foreign currency contracts	44,409,374
Net Cash Provided Operating Activities*	9,563,743

Cash Used from Financing Activities
Distribution paid on common stock	(16,928,412)
Net proceeds from reverse repurchase agreements	15,732,529
Net Cash Used in Financing Activities	(1,195,883)
Net Increase in Cash	8,367,860
Cash Beginning of Year	2,899,642
Cash End of Year	$ 11,267,502

*  Included in operating expenses is cash paid for interest on borrowings of $494,638.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	31

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2011[1]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.62	$12.08	$10.23	$13.36	$14.67	$14.09

Income (loss) from operations:
Net investment income	0.60	1.19	1.06	0.87	0.89	0.83
Net realized and unrealized gain (loss)	(1.46)	1.47	1.83	(2.98)	(1.18)	0.80
Total income (loss) from operations	(0.86)	2.66	2.89	(2.11)	(0.29)	1.63

Less distributions from:
Net investment income	(0.58)	(1.12)	(1.04)	(1.02)	(1.02)	(0.79)
Net realized gains	—	—	—	—	—	(0.26)
Total distributions	(0.58)	(1.12)	(1.04)	(1.02)	(1.02)	(1.05)

Increase in net asset value due to shares issued on reinvestment of distributions	—	—	—	—	—	0.00 [2]

Net asset value, end of period	$12.18	$13.62	$12.08	$10.23	$13.36	$14.67

Market price, end of period	$12.24	$13.38	$10.73	$8.83	$12.12	$14.17

Total return, based on NAV[3,4]	(6.46)%	22.75%	28.83%	(15.05)%	(1.84)%	11.96%[5]
Total return, based on Market Price[6]	(4.16)%	36.14%	33.89%	(17.37)%	(6.91)%	23.25%

Net assets, end of period (000s)	$374,156	$417,573	$369,751	$313,209	$408,985	$449,123

Ratios to Average Net Assets:
Gross expenses	1.56%[7]	1.59%	1.74%	3.14%	2.80%	2.86%
Net expenses[8,9]	1.50 [7,10]	1.53 [10]	1.72 [10]	3.14	2.80 [10]	2.86 [10]
Net investment income	9.28 [7]	9.03	8.96	8.56	6.50	5.77

Portfolio Turnover Rate	12%	75%	85%[11]	35%[11]	63%[11]	201%[11]

Supplemental Data:
Loans Outstanding, End of Period (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$474,156	$517,572	$469,751	$413,209	$508,985	$549,123
Asset Coverage for Loan Outstanding	474%	518%	470%	413%	509%	549%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	1.01%	1.36%	1.36%	2.85%	4.87%	5.67%

1	For the six months ended November 30, 2011 (unaudited).
2	Amount represents less than $0.01 per share.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
5	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
6

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	Annualized.
8	Ratio includes commitment fees incurred on the line of credit, if any.
9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	Reflects fee waivers and/or expense reimbursements.
11

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172%, 341%, 483% and 533% for the years ended May 31, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	33

additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 – quoted prices in active markets for identical investments

•             Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$358,686,858	$ 986,528	$359,673,386
Asset-backed securities	—	1,538,426	—	1,538,426
Collateralized senior loans	—	9,396,147	—	9,396,147
Convertible bonds & notes	—	963,700	957,217	1,920,917
Sovereign bonds	—	90,948,566	—	90,948,566
Common stocks:
Industrials	$ 146,765	—	1,036,018	1,182,783
Other common stocks	884,500	—	—	884,500
Convertible preferred stocks	1,541,775	—	—	1,541,775
Preferred stocks	2,263,287	—	—	2,263,287
Purchased options	—	45,847	—	45,847
Warrants	300,444	156,159	12,287	468,890
Total long-term investments	$5,136,771	$461,735,703	$2,992,050	$469,864,524
Short-term investments†	—	299,967	—	299,967
Total investments	$5,136,771	$462,035,670	$2,992,050	$470,164,491
Other financial instruments:
Futures contracts	$ 14,327	—	—	$ 14,327
Forward foreign currency contracts	—	$ 1,899,347	—	1,899,347
Interest rate swaps	—	25,180	—	25,180
Total other financial instruments	$ 14,327	$ 1,924,527	—	$ 1,938,854
Total	$5,151,098	$463,960,197	$2,992,050	$472,103,345

34	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$272,277	—	$272,277
Forward foreign currency contracts	—	89,289	—	89,289
Total	—	$361,566	—	$361,566

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Convertible Bonds & Notes	Common Stocks	Warrants	Total
Balance as of May 31, 2011	$ 869,279	$ 423,449	—	$ 23,403	$ 22,889	$1,339,020
Accrued premiums/discounts	6,972	—	$ 3,708	—	—	10,680
Realized gain (loss)[1]	(2,411)	—	(1)	—	—	(2,412)
Change in unrealized appreciation (depreciation)[2]	(302,103)	—	(442,671)	20,277	59,380	(665,117)
Purchases	1,117,676	—	1,396,181	—	—	2,513,857
Sales	(412,727)	(423,449)	—	—	—	(836,176)
Transfers into Level 3[3]	—	—	—	992,338	12,281	1,004,619
Transfers out of Level 3[4]	(290,158)	—	—	—	(82,263)	(372,421)
Balance as of November 30, 2011	$ 986,528	—	$ 957,217	$1,036,018	$ 12,287	$2,992,050
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2011[2]	$ (313,520)	—	$ (442,671)	$ 20,277	—	$ (735,914)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
4	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	35

Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk

36	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	37

levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2011, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended November 30, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront

38	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	39

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

40	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	41

currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $361,566. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional

42	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of November 30, 2011, there were $109,372 of deferred capital gains tax liabilities accrued on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	43

Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2012, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

During the six months ended November 30, 2011, fees waived and/or expenses reimbursed amounted to $127,260.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$70,242,321	$32,559
Sales	59,040,904	32,968

44	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 23,360,057
Gross unrealized depreciation	(34,792,328)
Net unrealized depreciation	$(11,432,271)

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$15,579,512	0.63%	$17,680,342

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 0.75% during the six months ended November 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $49,187.

At November 30, 2011, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.75%	12/31/2010	TBD*	$ 1,526,825
Deutsche Bank Securities Inc.	0.75%	3/22/2011	TBD*	420,988
Deutsche Bank Securities Inc.	0.65%	6/27/2011	TBD*	2,725,684
Deutsche Bank Securities Inc.	0.60%	6/27/2011	TBD*	3,112,653
Deutsche Bank Securities Inc.	0.60%	6/27/2011	TBD*	2,359,625
Deutsche Bank Securities Inc.	0.60%	6/27/2011	TBD*	7,534,567
				$17,680,342

*

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On November 30, 2011, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as colleterial for reverse repurchase agreements) for open reverse repurchase agreements was $19,543,658.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	45

During the six months ended November 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2011	166,460,000	$ 2,809,226
Options written	15,100,000	184,220
Options closed	(19,900,000)	(592,160)
Options expired	(146,560,000)	(2,217,066)
Written options, outstanding as of November 30, 2011	15,100,000	$ 184,220

At November 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	135	3/12	$16,570,811	$16,556,484	$14,327

At November 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	200,000	$ 268,940	2/16/12	$ 1,822
Euro	Credit Suisse	700,000	941,288	2/16/12	(6,092)
Euro	Credit Suisse	200,000	268,940	2/16/12	(4,844)
Mexican Peso	Morgan Stanley & Co. Inc.	50,397,085	3,673,998	2/16/12	(63,272)
Swiss Franc	Citibank N.A.	396,100	434,467	2/16/12	(15,081)
					(87,467)
Contracts to Sell:
Brazilian Real	JPMorgan Chase	3,974,000	2,191,184	12/15/11	68,695
British Pound	Citibank N.A.	1,194,419	1,872,632	2/16/12	39,143
British Pound	Credit Suisse	1,883,000	2,952,202	2/16/12	48,547
British Pound	UBS AG	3,308,971	5,187,867	2/16/12	103,030
Euro	Citibank N.A.	16,841,018	22,646,073	2/16/12	641,265
Euro	Credit Suisse	5,160,753	6,939,651	2/16/12	152,772
Euro	JPMorgan Chase	3,982,560	5,352,060	12/15/11	127,346
Euro	UBS AG	18,782,855	25,257,257	2/16/12	684,308
Polish Zloty	Citibank N.A.	1,742,895	516,041	2/16/12	32,419
					1,897,525
Net unrealized gain on open forward foreign currency contracts					$1,810,058

46	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At November 30, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount†		Termination Date	Payments Made by the Fund‡	Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse First Boston Inc.	2,653,585	BRL	1/2/12	BRL-CDI*	10.560%	—	$ 11,130	**
Credit Suisse First Boston Inc.	4,271,536	BRL	1/2/12	BRL-CDI*	10.510%	—	14,050	**
Total	6,925,121					—	$25,180

†	Notional amount denominated in U.S. dollars, unless otherwise noted.
‡	Percentage shown is an annual percentage rate.
*	Based on the Overnight Brazilian Interbank Deposit Rate as of November 30, 2011, the Brazilian CFTIP Interbank Deposit (CDI) rate was 11.36%.
**	Swap contract is valued in good faith at fair value by or under the direction of the Board of Directors (see Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2011.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	—	—	$45,847	$ 45,847
Futures contracts[3]	$14,327	—	—	14,327
Swap contracts[4]	25,180	—	—	25,180
Forward foreign currency contracts	—	$1,899,347	—	1,899,347
Total	$39,507	$1,899,347	$45,847	$1,984,701

LIABILITY DERIVATIVES1

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	—	$272,277	$272,277
Forward foreign currency contracts	$89,289	—	89,289
Total	$89,289	$272,277	$361,566

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.
3

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

4	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	47

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	—	—	$ (863,226)	$ (863,226)
Written options	—	—	2,511,526	2,511,526
Futures contracts	$(757,950)	—	—	(757,950)
Forward foreign currency contracts	—	$3,178,119	—	3,178,119
Total	$(757,950)	$3,178,119	$1,648,300	$4,068,469

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	—	—	$(95,042)	$ (95,042)
Written options	$ (88,057)	—	54,165	(33,892)
Futures contracts	109,727	—	—	109,727
Swap contracts	15,935	—	—	15,935
Forward foreign currency contracts	—	$660,045	—	660,045
Total	$ 37,605	$660,045	$(40,877)	$656,773

During the six months ended November 30, 2011, the volume of derivative activity for the Fund was as follows:

	Average Market Value
Purchased options	$ 258,096
Written options	1,111,102
Forward foreign currency contracts (to buy)	8,543,237
Forward foreign currency contracts (to sell)	75,309,647
Futures contracts (to sell)	16,394,063

	Average Notional Balance
Interest rate swap contracts	6,925,121	BRL

5. Loan

At November 30, 2011, the Fund had a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $100,000,000.

48	Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Unless renewed, this agreement terminates on May 17, 2012. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended November 30, 2011 was $503,252. For the six months ended November 30, 2011, the Fund did not incur a commitment fee. At November 30, 2011, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2011, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 1.01%.

6. Distributions subsequent to November 30, 2011

On November 10, 2011, the Fund’s Board of Directors (the “Board”) declared three dividends, each in the amount of $0.09625 per share, payable on December 23, 2011, January 27, 2012 and February 24, 2012 to shareholders of record on December 16, 2011, January 20, 2012 and February 17, 2012, respectively.

7. Capital shares

On October 22, 2003, the Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Capital loss carryforward

As of May 31, 2011, the Fund had a net capital loss carryforward of approximately $58,931,135 which expires in 2018. This amount will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Western Asset Global High Income Fund Inc. 2011 Semi-Annual Report	49

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending May 31, 2012.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

50	Western Asset Global High Income Fund Inc.

Board approval of management and sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory

Western Asset Global High Income Fund Inc.	51

Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement

52	Western Asset Global High Income Fund Inc.

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged high current yield closed-end funds, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe showed, among other things, that the Fund’s performance was ranked in the third quintile among the funds in the Performance Universe for the 1-year period ended June 30, 2011 and was worse than the Performance Universe median. The Fund’s performance also was ranked in the third quintile among funds in the Performance Universe for the 3- and 5-year periods ended June 30, 2011 but, in each case, was better than the Performance Universe median. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among funds in the Performance Universe. The Fund’s performance relative to its benchmarks and in absolute terms was considered by the Board, as well as the volatile market conditions during 2008.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the

Western Asset Global High Income Fund Inc.	53

circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. At the Contract Renewal Meeting, the Manager, at the request of the Board, agreed to extend a voluntary Management Fee waiver initially implemented in 2010 through December 31, 2012. The Board also noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and ten other funds classified by Lipper as leveraged high current yield closed-end funds. The Expense Group funds had assets allocable to their common shares (“common share assets”) ranging from $135.6 million to $697.6 million. Two of the Expense Group funds were larger than the Fund and eight were smaller.

The Lipper Expense Information, comparing the contractual Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee and actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds), compared both on the basis of common share assets only and on the basis of both common share and leveraged assets, were ranked sixth among the funds in the Expense Group and were at the Expense Group median. The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked fourth among the funds in the Expense Group on the basis of common share assets only and were ranked third among the Expense Group funds on the basis of both common

54	Western Asset Global High Income Fund Inc.

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

share and leveraged assets. In both cases, the Fund’s actual total expenses were better than the Expense Group median. The Board noted that the small size of the Expense Group made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the Manager in providing services to the Fund, the Board determined that, under the Fund’s circumstances, the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2011 and March 31, 2010. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the

Western Asset Global High Income Fund Inc.	55

Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 6 percent during the period covered by the analysis. The Board did not regard the level of profitability reported in the profitability analysis as excessive in light of the nature, extent and overall quality of investment advisory and other services provided to the Fund by the Manager and the Sub-Advisors. The Board noted, among other things, that the voluntary Management Fee waiver initially implemented during 2010 would remain in effect until December 31, 2012.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in

56	Western Asset Global High Income Fund Inc.

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Global High Income Fund Inc.	57

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 23, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Voted for	Votes Withheld
Carol L. Colman	28,275,921	413,925
Daniel P. Cronin	28,304,931	384,915
Paolo M. Cucchi	28,160,941	528,905

At November 30, 2011, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Leslie H. Gelb

William R. Hutchinson

R. Jay Gerken

Riordan Roett

Jeswald W. Salacuse

58	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be

Western Asset Global High Income Fund Inc.	59

held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Global High Income Fund Inc.

Directors	Western Asset Global High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017-3909
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Wester Asset Management Company Pte. Ltd.	EHI
R. Jay Gerken
President and Chief Executive Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane,
New York, NY 10038

WASX010654 1/12 SR11-1551

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date: January 25, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Global High Income Fund Inc.

Date:	January 25, 2012